         OPPENHEIMER MONEY MARKET FUND, INC.
      Supplement dated September 17, 2008 to the
          Prospectus dated November 9, 2007

This supplement amends the Prospectus of Oppenheimer
Money Market Fund, Inc. (the "Fund") dated November
9, 2007, and is in addition to the supplements dated
April 28, 2008 and June 24, 2008.

The section "Portfolio Holdings" beginning on page 8
of the Prospectus is deleted in its entirety and is
replaced by the following:

   Portfolio Holdings

   The Fund's portfolio holdings, as of the most
   recent prior close of the New York Stock
   Exchange (the "NYSE"), are posted on the
   Fund's website at www.oppenheimerfunds.com on
   each business day. Therefore, the Fund's
   portfolio holdings are made publicly
   available no later than one business day
   after the close of trading on the NYSE on
   each day on which the NYSE is open.

September 17, 2008                         PS0200.017